                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 2000


                               Candela Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             DELAWARE                     0-14742             04-2477008
    (State of other jurisdiction of   (Commission File       (IRS Employer
           Incorporation)                 Number)           Identification No.)


        530 BOSTON POST ROAD
        WAYLAND, MASSACHUSETTS                                   01778
         (Address of principal                                 (zip code)
          Executive Offices)
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       Registrant's telephone number, including area code: (508) 358-7400




                 TOTAL NUMBER OF SEQUENTIALLY NUMBERED PAGES 23
                         EXHIBIT INDEX APPEARS ON PAGE 3



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Item 5. OTHER EVENTS

         On November 9, 2000, Candela Corporation ("Candela") and Fleet National
Bank (formerly The First National Bank of Boston) executed a Second Amendment to the Company's Rights Agreement (the "Second Amendment") which was originally approved on September 4, 1992 and amended March 25, 1996. A copy of the Press
Release announcing the adoption of the Second Amendment and the full text of the Second Amendment are appended hereto as Exhibits 22.1 and 4.5.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

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
  EXHIBIT NO.                                EXHIBIT
  -----------                                -------
      4.1         Rights Agreement, dated as of September 4, 1992, between
                  Candela Corporation and The First National Bank of Boston,
                  which includes as Exhibit A the Form of Rights Certificate, and as Exhibit B the Summary of Rights to Purchase Common
                  Stock (incorporated herein by reference from Form 8-K dated
                  September 4, 1992).

      4.2         Certificate of Amendment, dated as of March 25, 1996, by
                  Candela Corporation (incorporated herein by reference from Form 8-K dated March 28, 1996).

      4.3         First Amendment to Rights Agreement, dated as of March 25,
                  1996, between Candela Corporation and The First National Bank of Boston (incorporated herein by reference from Form 8-K dated March 28, 1996).

      4.4         Certificate of Amendment, dated as of November 9, 2000, by
                  Candela Corporation.

      4.5         Second Amendment to Rights Agreement, dated as of November 9,
                  2000, between Candela Corporation and Fleet National Bank.

      21.2 Press Release, dated November 13, 2000, announcing amendment of the Rights Plan.
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

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2000                            CANDELA CORPORATION



                                            By:  /s/ F. Paul Broyer
                                                ----------------------------
                                                F. Paul Broyer
                                                Chief Financial Officer



                                      -2-


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                                  EXHIBIT INDEX

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

EXHIBIT NO.                                    EXHIBIT DESCRIPTION                                            PAGE
-----------                                    -------------------                                            ----
4.1               Rights Agreement, dated as of September 4, 1992, between Candela Corporation and
                  The First National Bank of Boston, which includes as Exhibit A the Form of
                  Rights Certificate, and as Exhibit B the Summary of Rights to Purchase Common
                  Stock (incorporated herein by reference from Form 8-K dated September 4, 1992).

4.2               Certificate of Amendment, dated as of March 25, 1996, by
                  Candela Corporation (incorporated herein by reference from Form 8-K dated March 28, 1996).

4.3               First Amendment to Rights Agreement, dated as of March 25,
                  1996, between Candela Corporation and The First National Bank of Boston (incorporated herein by reference from Form 8-K dated March 28, 1996).

4.4               Certificate of Amendment, dated as of November 9, 2000, by Candela Corporation.

4.5               Second Amendment to Rights Agreement, dated as of November 9, 2000, between
                  Candela Corporation and Fleet National Bank.

21.2              Press Release, dated November 13, 2000, announcing amendment of the Stockholder
                  Rights Plan.
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